UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2017

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Staples, Inc. (the “Company”) held its annual meeting of shareholders on June 12, 2017. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. More information about the proposals set forth below can be found in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2017.

1.	Election of Directors:

Director	For	Against	Abstain	Broker Non Vote
Drew G. Faust	493,368,164	3,667,072	292,268	66,830,960

Curtis Feeny	494,851,599	2,181,569	294,336	66,830,960

Paul-Henri Ferrand	493,242,892	3,789,875	294,737	66,830,960

Shira Goodman	495,742,746	1,336,657	248,101	66,830,960

Deborah A. Henretta	493,867,011	3,207,163	253,330	66,830,960

Kunal S. Kamlani	493,232,312	3,801,261	293,931	66,830,960

John F. Lundgren	495,071,831	1,957,975	297,698	66,830,960

Robert E. Sulentic	491,783,456	5,241,173	302,875	66,830,960

Vijay Vishwanath	491,975,972	5,058,630	292,902	66,830,960

Paul F. Walsh	482,587,159	14,465,077	275,268	66,830,960

2.    Approval, on an advisory basis, of named executive officer compensation.

For	Against	Abstain	Broker Non Vote
474,239,636	22,246,224	841,644	66,830,960

3.    Advisory vote on the frequency of future executive compensation advisory votes.

One Year	Two Years	Three Years	Abstain	Broker Non Vote
427,305,767	489,333	69,097,703	434,701	66,830,960

4.    Approval of the Company’s Amended and Restated Executive Officer Incentive Plan.

For	Against	Abstain	Broker Non Vote
487,336,527	9,271,569	719,408	66,830,960

5.     Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Staples' independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non Vote
557,861,002	5,955,687	341,775	n/a

The Board of Directors has determined that the Company shall hold an annual advisory vote on executive compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 13, 2017	Staples, Inc.

		By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
Chief Legal Officer and Secretary